UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 22, 2004

Date of Report (Date of earliest event reported)

EXULT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30035	33-0831076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Innovation Drive, Suite 200

Irvine, CA 92612

(Address of principal executive offices)

(949) 856-8800

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address of principal executive offices, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

On April 22, 2004, Exult, Inc. announced it had signed a definitive agreement to acquire ReloAction, a leading corporate relocation services provider. The purchase price is approximately $23 million to be paid in cash, subject to working capital and other adjustments. ReloAction’s revenues for the year ended March 31, 2004 were approximately $20 million and the acquisition, if completed as currently planned, is expected to be accretive to Exult’s earnings for fiscal 2004, although there can be no assurance that ReloAction’s historical financial results will be indicative of future results. The acquisition is subject to customary closing conditions and is expected to close during the second quarter of 2004. A copy of the press release announcing the agreement is furnished as Exhibit 99.1 to this report and is incorporated by reference.

Safe Harbor Statement of Exult, Inc. under the Private Securities Litigation Reform Act of 1995:

All statements made or incorporated by reference in this report, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by us. Forward-looking statements include, among others, statements regarding our ability to successfully complete the acquisition and integrate ReloAction’s global relocation services, the financial impact of the acquisition, and our ability to achieve operational efficiencies, improve service quality and technical capabilities, and expand our client base in the HR BPO and non-HR relocation markets. These forward-looking statements speak only as of the date hereof and are based upon the information available to us at this time. Such information is subject to change, and we will not necessarily inform you of such changes. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. In addition, statements of historical performance should not be construed as indicating or predicting future results. Our other filings with the Securities and Exchange Commission (including our Annual Report on Form 10-K, recent and forthcoming Quarterly Reports on Form 10-Q, and recent Current Reports on Form 8-K) discuss some of the important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits. The following exhibit is filed with this current report on Form 8-K:

Exhibit 99.1	Press Release dated April 22, 2004 of Exult, Inc. announcing a definitive agreement to acquire ReloAction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exult, Inc.
(Registrant)

/s/ Brian W. Copple
Brian W. Copple, Vice President
(Signature)

Date: April 23, 2004

Exhibit Index

Exhibit 99.1	Press Release dated April 22, 2004 of Exult, Inc. announcing a definitive agreement to acquire ReloAction.